PRO FORMA FINANCIAL INFORMATION

●	Condensed Consolidated Pro Forma Unaudited Balance Sheet as of September 30, 2015

●	Condensed Consolidated Pro Forma Unaudited Statement of Operations and Comprehensive Loss for the Year Ended December 31, 2014

●	Condensed Consolidated Pro Forma Unaudited Statement of Operations and Comprehensive Loss for the Nine Months Ended September 30, 2015

●	Notes to Condensed Consolidated Pro Forma Unaudited Financial Statements

On November 15, 2015, Synergy CHC Corp. (“Synergy” or “the Company”) acquired Nomadchoice Pty Ltd. (“Nomad”), a distributor and producer of flat tummy teas (the “Acquisition”).

The unaudited condensed combined pro forma statements of operations are presented as if the Acquisition had been completed on January 1, 2014 combining Nomad’s audited condensed statement of operations for the year ended June 30, 2015 and the Company’s audited condensed statement of operations for the year ended December 31, 2014 and the Company’s condensed unaudited statement of operations for the nine months ended September 30, 2015, respectively. The unaudited condensed combined pro forma balance sheet gives effect to the acquisition as if the Acquisition had taken place on September 30, 2015 and combines Nomad’s unaudited condensed balance sheet as of September 30, 2015 with the Company’s unaudited condensed balance sheet as of September 30, 2015.

The unaudited pro forma combined statement of income is presented for illustrative purposes only and, therefore, is not necessarily indicative of the operating results that might have been achieved had the transaction occurred as of an earlier date, nor is it necessarily indicative of the operating results that may be achieved in the future. You should not rely on the pro forma condensed combined financial information as being indicative of the historical results that would have been achieved had the companies always been combined or the future results that the combined companies will experience after the Acquisition.

The unaudited pro forma combined statement of operations and comprehensive loss, including the notes thereto, should be read in conjunction with the Company’s audited historical consolidated financial statements for the year ended December 31, 2014 included in our Annual Report on Form 10-K for the year ended December 31, 2014, as well as Nomad’s audited financial statements for the years ended June 30, 2015 and 2014 and unaudited condensed financial statements for the three month ended September 30, 2015 and 2014 included in Exhibit 99.1 to this Form 8-K/A.

Synergy CHC Corp.

Unaudited Pro Forma Balance Sheet

September 30, 2015

	Balance Sheet Synergy CHC Corp. September 30, 2015	NomadChoice Pty Ltd. September 30, 2015	Pro Forma Adjustments				Balance Sheet Consolidated Pro Forma September 30, 2015
			Dr		Cr
Assets
Current Assets
Cash and cash equivalents	$824,948	$1,240,595	2,307,825			(1)	$4,373,368
Accounts receivable	1,327,154						1,327,154
Receivable from related party	175,422	31,463					206,885
Inventory	499,448	52,248					551,696
Prepaid expenses	122,576	36,464					159,040

Total current assets	2,949,548	1,360,770					6,618,143

Other assets
Fixed assets, net	3,614	3,497					7,111
Investment in Hand MD Corp.	1,500,000						1,500,000
Goodwill and Intangible assets, net	5,694,584	3,659	2,316,792			(1)	8,015,035
Debt issuance cost, net	198,429						2,515,221
Total other assets	7,396,627	7,156					12,037,368

Total Assets	$10,346,175	$1,367,926					$18,655,510

Liabilities and Stockholders’ Equity
Current liabilities
Accounts payable and accrued liabilities	$1,653,296	$120,096					$1,773,392
Provision for income taxes payable		439,046					439,046
Provision for dividends payable		47,633					47,633
Current portion of long-term debt	750,000						750,000
Current portion of long-term debt, related party	300,000	—					300,000
Total current liabilities	2,703,296	606,775					3,310,071

Long-term liabilities
Note payable	750,000						750,000
Note payable, net of debt discount, related party	5,047,178				5,500,000	(1)(2)	10,547,178
Total long-term liabilities	5,797,178						11,297,178

Total Liabilities	8,500,474	606,775					14,607,249

Stockholders’ Equity
Common stock, $0.00 par value unlimited shares authorized, 1,200 issued and outstanding		127	127	(2)			0
Common stock, $0.00001 par value; 300,000,000 shares authorized, 69,238,044 issued and outstanding	692						692

Common stock to be issued	68,000						68,000
Additional paid in capital	5,882,448						5,882,448
Cumulative translation adjustment		(114,232)					(114,232)
Accumulated (deficit)/Retained earnings	(4,105,439)	875,256	875,256	(2)			(4,105,439)
Total stockholders’ equity	1,845,701	761,151					1,731,469

Total liabilities and stockholders’ equity	$10,346,175	$1,367,926	5,500,000		5,500,000		$16,338,718

(1)	To record the issuance of $5,500,000 of debt in connection with the acquisition of NomadChoice and eliminate NomadChoice’s equity as of September 30, 2015

(2)	To eliminate Nomad’s retained earnings and capital structure.

Synergy CHC Corp.

Unaudited Pro Forma Statement of Operations and Comprehensive Loss

Nine months ended September 30, 2015

	Synergy CHC Corp. Nine months ended September 30, 2015	NomadChoice Pty Ltd. Twelve months ended June 30, 2015	Add:NomadChoice Pty Ltd. Three months ended September 30, 2015	Less: NomadChoice Pty Ltd. Three months ended September 30, 2014	Pro Forma Adjustments		Consolidated Pro Forma Nine months ended September 30, 2015

Revenue, Less returns, allowances and discounts	$7,237,619	$2,485,654	$2,188,134	$256,350			$11,655,057
Cost of sales	3,103,244	556,566	548,092	55,232			4,152,670
Gross profit	4,134,375	1,929,088	1,640,042	201,118			7,502,387

Operating expenses
Selling and marketing	2,228,418	368,177	439,471	36,910			2,999,156
General and administrative	1,407,458	376,256	143,051	76,617			1,850,148
Depreciation and amortization	282,256	4,576	662	-			287,494
Total operating expenses	3,918,132	749,009	583,184	113,527			5,136,798

Income (loss) from operations	216,243	1,180,079	1,056,858	87,591			2,365,589

Other income (expenses)
Interest expense	(612,094)				(615,548)	(1)	(1,227,642)
Interest income		8,369	1,557	637			9,289
Amortization of debt discount	(2,575,192)						(2,575,192)
Amortization of debt issuance cost	(101,105)						(101,105)
Total other expenses	(3,288,391)	8,369	1,557	637			(3,279,102)

Net income (loss) before provision for income taxes	(3,072,148)	$1,188,448	$1,058,415	$88,228			$(913,513)

Income Taxes		341,619	319,556	-			661,175

Net income (loss)	$(3,072,148)	$846,829	$738,859	$88,228			(1,574,688)

Comprehensive income (loss)
Net income (loss)	(3,072,148)	846,829	738,859	88,228			(1,574,688)
Foreign currency translation adjustments	—	(92,520)	(25,889)	8,409			(126,818)
Total Comprehensive income	$(3,072,148)	$754,309	$712,970	$96,637			$(1,701,506)

Net loss per share - basic and diluted	$(0.05)	-					$(0.02)

Weighted average common shares - basic
and diluted	67,033,094	-					67,033,094

(1) To record interest expense in connection with the debt issuance of $5,500,000

The pro forma condensed statement of income for the nine months ended September 30, 2015 is presented using the Company’s quarter ended September 30, 2015 and Nomad’s fiscal year end of June 30, 2015 plus their next quarter ended September 30, 2015, less the quarter ended September 30, 2014. Due to different year ends, this is the most practical way to reconcile to the quarter ended September 30, 2015.

Synergy CHC Corp.

Unaudited Pro Forma Statement of Operations and Comprehensive Loss

Twelve months ended December 31, 2014

	Synergy CHC Corp. Twelve months ended December 31, 2014	NomadChoice Pty Ltd. Twelve months ended June 30, 2015	Pro Forma Adjustments		Consolidated Pro Forma Twelve Months

Revenue less: returns, allowances and discounts	$9,158	$2,485,654			$2,494,812
Cost of sales	5,616	556,566			562,182
Gross profit	3,542	1,929,088			1,932,630

Operating expenses
Selling and marketing		368,177			368,177
General and administrative	961,636	376,256			1,337,892
Depreciation and amortization		4,576			4,576
Total operating expenses	961,636	749,009			1,710,645

Income (loss) from operations	(958,094)	1,180,079			221,985

Other income (expenses)	—				-
Interest expense	(1,998)		(796,017)	(1)	(798,015)
Interest income		8,369			8,369
Other expenses					-
Total other income (expenses)	(1,998)	8,369			(789,646)

Net income (loss) before provision for income taxes	(960,092)	$1,188,448			$(567,661)

Income Taxes		341,619			341,619

Net income (loss)	$(960,092)	$846,829			$(909,280)

Comprehensive income (loss)
Net income (loss)	(960,092)	846,829			(909,280)
Foreign currency translation adjustments	-	(92,520)			(92,520)
Comprehensive income (loss)	$(960,092)	$754,309			$(1,001,800)

Net loss per share - basic and diluted	$(0.01)	-			$(0.01)

Weighted average common shares - basic and diluted	97,165,479	-			97,165,479

(1) To record interest expense in connection with the debt issuance of $5,500,000

The pro forma condensed statement of income for the year ended December 31, 2014 is presented using the Company’s fiscal year end of December 31, 2014 and Nomad’s fiscal year end of June 30, 2015, a difference greater than 93 days. Management has determined it is not practicable for Nomad’s fiscal year end to be brought up to within 93 days of the Company’s fiscal year end.

SYNERGY CHC CORP.

NOTES TO CONDENSED PRO FORMA UNAUDITED FINANCIAL STATEMENTS

Unaudited Pro Forma Condensed Financial Information.

The Pro Forma Unaudited Condensed Financial Statements have been prepared in order to present consolidated financial position and results of operations of Synergy CHC Corp. (the “Company”) and Nomadchoice Pty Ltd. (“Nomad”) as if the Acquisition had occurred as of September 30, 2015 for the pro forma condensed consolidated balance sheet and to give effect to the Acquisition by the Company, as if the transaction had taken place at January 1, 2014 for the pro forma condensed consolidated statements of operations and comprehensive loss for the year ended December 31, 2014 and the nine months ended September 30, 2015, respectively.

The following pro forma adjustments are incorporated into the pro forma condensed consolidated balance sheet as of September 30, 2015 and the pro forma condensed consolidated statement of operations and comprehensive loss for the year ended December 31, 2014 and nine months ended September 30, 2015, respectively.

(1) Acquisition of Nomad and issuance of note payable

The Acquisition has been accounted for under the acquisition method of accounting. Under the acquisition method of accounting, the total acquisition consideration price was allocated to the assets acquired and liabilities assumed based on their preliminary estimated fair values. In order to ultimately determine the fair values of tangible and intangible assets acquired and liabilities assumed for Nomad, we may engage a third party independent valuation specialist, however as of the date of this report, the valuation has not been undertaken.

During the measurement period (which is the period required to obtain all necessary information that existed at the acquisition date, or to conclude that such information is unavailable, not to exceed one year), additional assets or liabilities may be recognized, or there could be changes to the amounts of assets. The Company expects the purchase price allocations for the acquisition of Nomad to be completed by the end of the fourth quarter of 2016.

This pro forma adjustments do not reflect the amortization of intangible assets acquired, if any, in the Acquisition

(2) To eliminate Nomad’s retained earnings and capital structure